Proprietary - Navitas Semiconductor - All Rights Reserved Navitas Semiconductor Investor Update JULY 27, 2026 Q2 2026

2 Confidential and/or Proprietary - Navitas Semiconductor Notice Cautionary Statement Regarding Forward-Looking Statements This investor presentation includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements are attempts to predict or indicate future events or trends or similar statements that are not a reflection of historical fact. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions. Forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this presentation. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward- looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of uncertainties. Our business is subject to certain risks that could materially and adversely affect our business, financial condition, results of operations, or the value of our securities. These and other risk factors are discussed in the Risk Factors section of our annual report on Form 10-K for the most recent fiscal year, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of these risks, as discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. Intellectual Property Notice This investor presentation is the intellectual property of Navitas Semiconductor and its affiliates. No unauthorized reproduction, distribution or use is permitted. All rights reserved. Any third-party names, logos, marks or products are the intellectual property of their respective owners and no endorsement or affiliation is implied. Information from third party sources is believed to be reliable and is provided as of the original publication date. Navitas undertakes no obligation to update this presentation.

3 Confidential and/or Proprietary - Navitas Semiconductor Non-GAAP Financial Highlights Q2 2026 Actuals Q3 2026 Guidance Revenue $10.5M $13.0M-$14.0M QoQ Growth 22% 28%(1) Gross Margins 39.5% 38.7%-40.7% QoQ Expansion 0.5% 0.2%(1) Operating Expenses $15.5M $15.5M-$17.5M QoQ Growth 3% 6.5%(1) Cash $557M • Revenue: Anticipate continued sequential revenue growth in the third quarter and through the rest of 2026 as Navitas scales in AI Infrastructure and other high-power markets • FY 2026 YoY revenue growth expected to be in the mid-single digit percentages with transition away from Mobile and low-end consumer business • Q4 2026 sales expected to be comprised of roughly one-third AI Infrastructure and an insignificant portion relating to Mobile • Margin: Favorable product mix change and scale driving gross margin expansion • Cash & OpEx: Strengthened cash position – scaling revenue with focused operating expense investment, with a direct path to profitability Accelerating Momentum (1) Midpoint of Q3 2026E guide

4 Confidential and/or Proprietary - Navitas Semiconductor Financial Pivot $10.1 $7.3 $8.6 $10.5 $13.0 $14.0 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026E Guide Q4 2026E Actual Revenue Estimated Revenue Power (% Mobile & Low End Consumer) $ in millions 22% QoQ Revenue Growth (Q1-26 v. Q2-26) 50%+ YoY High-Power Revenue Growth (Q2-25 v. Q2-26) ~28% QoQ Revenue Growth (Q2-26 v. Q3-26 midpoint: return to YoY growth) 1/3+ AI Infrastructures(2) (Q4 2026E Revenue) Mid-Single Digit Est. YoY Revenue Growth (FY-25 v. FY-26E) Non-GAAP Gross Margin 38.7% 38.7% 39.0% 39.5% 38.7%-40.7% Trendline: % Mobile & Low-End Consumer 18% 22% 28%(1) (1) Midpoint of Q3 2026E revenue guide. (2) AI Infrastructures = AI Data Centers + Energy & Grid Infrastructures % QoQ Revenue Growth Vast majority Minority (under 25%) Insignificant (Single digits)

5 Confidential and/or Proprietary - Navitas Semiconductor Navitas 2.0 Pillars of Transformation Market Focus Navitas 2.0 laser focus on high-power markets - AI Data Centers, Grid and Energy Infrastructure, Performance Computing, and Industrial Electrification – SAM 60-75% / yr growth to $3.5B+ by 2030 Complete reallocation of resources from mobile & low-end consumer to high-power, particularly AI Infrastructure (80% of SAM), expected to be 1/3+ of total quarterly sales by year-end and driver of multi-year secular growth Multiple hyperscaler and datacenter OEM/ODM programs ramping in 2H 2026 and through 2027 Expanding backlog and record book- to-bill, shipping volume production samples for multiple new program ramps, including 800V AI data centers Technology Leadership Announced isolated TO-247 package for 1200V – 3300V SiC MOSFETs, enabling direct cooled thermal management SiC 1200V JFET product line expected in early 2027 – targeting AI DC’s, solid state transformer and grid, adding $1B SAM Continuing to expand GeneSiC technology to ultra high voltage with upcoming release of 6.5Kv, as well as strategic award on 10Kv to be announced Strategic partnership with Magnachip licensing SiC technology to expand market access beyond Navitas focus markets Deepened collaboration with NVIDIA MGX Ecosystem, accelerating 800V DC rack architectures for next-gen AI DC’s Operational Efficiency Technical partnership with GlobalFoundries U.S. to ramp 8” GaN in 2027-28 – customer sampling and qualification expected before 2026 year-end Secured TSMC buffer inventory for customers through 2029+ to ensure smooth foundry transition and prepare for AI ramp Right-sized OSATs and strategic partners to enable our growth in high power markets AI tools accelerating design, operations and other functions improving efficiency as we grow Financial Discipline Clear path to profitability remains a priority QoQ & YoY gross margin improvements Leveraging OpEx while revenue accelerates. Opportunistically investing to accelerate revenue growth, grow technological leadership, enable deeper customer support and fortify supply chain Flexible balance sheet for strategic investment in product portfolio, capacity expansion, supply reservation agreements, inorganic growth and more

AI Infrastructure - GaN/SiC content growth inflection points with 800V DC introduction steps

Navitas

800V DC is inevitable due to AI Rack higher power and density requirements increase GaN + SiC dollar content in four inflection points

1

2H26 ramp → 1H27 acceleration

SiC in AC/DC PSUs

Higher rack power drives silicon-to-SiC replacement in high-density PSUs, even at 50V output

SiC content: immediate growth

2

Mid-2027 ramp

800V Power sidecar

Power shelves and BBUs move to sidecar racks; 800V output adds SiC + GaN/SiC in DC/DC and BBU

SiC + GaN content expands

3

Mid/late-2027 → 2028 acceleration

Native 800V to compute trays

800V enters server trays; GaN enables high-density DC/DC conversion closer to GPU/xPU loads

GaN content accelerates

4

2028+

SST / grid-to-core

Solid-state transformers convert MVAC directly to 800V DC across data-center power distribution

UHV SiC + GaN platform

Content per system increases at every step


PSU
Sidecar
Native 800V
Grid-to-core

SiC → SiC+GaN → GaN near xPU → UHV SiC+GaN

Grid MVAC → SST / PSU 800V DC → Power rack BBU + DC/DC → IT rack / tray Native 800V → GPU / xPU Core <1V

6 Confidential and/or Proprietary - Navitas Semiconductor

7 Confidential and/or Proprietary - Navitas Semiconductor NAVITAS SEMICONDUCTOR CORPORATION RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED (dollars in thousands) Three Months Ended September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 RECONCILIATION OF GROSS PROFIT MARGIN GAAP Net revenues 10,112$ 7,296$ 8,598$ 10,529$ Cost of revenues (exclusive of amortization of intangibles) (6,281) (4,514) (5,361) (6,451) Cost of revenues (amortization of intangibles) (4,038) (4,035) (4,036) (4,037) GAAP Gross profit (207) (1,253) (799) 41 GAAP Gross margin (2.0)% (17.2)% (9.3)% 0.4% Cost of revenues (amortization of intangibles) 4,038 4,035 4,036 4,037 Stock-based compensation expense 81 42 117 82 Non-GAAP Gross profit 3,912$ 2,824$ 3,354$ 4,160$ Non-GAAP Gross margin 38.7% 38.7% 39.0% 39.5% GAAP to Non-GAAP Reconciliation A reconciliation of our forward-looking non-GAAP gross margin and non-GAAP operating expenses to the most directly comparable GAAP measures is not provided because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude, including stock-based compensation expense and restructuring charges. Three Months Ended June 30, 2026 RECONCILIATION OF OPERATING EXPENSES GAAP Operating Expenses 31,268$ Stock-based compensation expenses (8,303) Other expense (2,377) Amortization of intangible assets (4,734) Restructuring and impairment expense (344) Total Non-GAAP Operating Expenses 15,510$